UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
INVESTMENTS

John Hancock
Hedged Equity & Income Fund

Annual Report
12.31.13

Ticker | **HEQ**

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, based upon an annual distribution rate of 8.00% of the fund’s net asset value (NAV) of $18.80 on August 31, 2013. This amount will be paid quarterly until further notice. Prior to the December 31, 2013 distribution, the fund made quarterly distributions of an amount equal to $0.323 per share, based upon an annualized distribution rate of 7.25% of the fund’s NAV of $17.82 on July 31, 2012. The fund may make additional distributions: (i) for purposes of not incurring federal income tax on the fund of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan will be subject to periodic review by the fund’s Board of Trustees.

You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at NAV is presented in the Financial highlights.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Annual report | Hedged Equity & Income Fund

Management’s discussion of
Fund performance

Global equities surged in the first quarter of 2013, largely due to solid corporate earnings and favorable global liquidity dynamics. Further monetary easing by the Bank of Japan and a steadily improving U.S. economy also fueled the extension of the global equities market rally. A variety of concerns tempered investor confidence in the second quarter, including mixed economic data from China, the ongoing European sovereign debt issues, a contentious U.S. debt ceiling battle, and concerns that the Federal Reserve Board might slow its bond-buying program sooner than expected. Political unrest in Turkey, Egypt, and Brazil contributed to declines in emerging markets. But in the third quarter, equities resumed their ascent and finished 2013 on a strong note, in part due to central bank interventions across the globe, as well as more-encouraging economic data from China and the eurozone. U.S. stocks continued to rise amid further signs of recovery in the domestic housing and labor markets.

For the 12 months ended December 31, 2013, the fund returned 20.40% at net asset value and 21.02% at closing market price. The fund’s previous benchmark, the Russell 3000 Index, returned 33.55% over the one-year period, while its new benchmark, the MSCI All Country World Index, returned 23.44%. The fund’s equity strategy produced solid absolute returns for the year. Top contributors included home improvement retailer Lowe’s Companies, Inc., global investment manager BlackRock, Inc., and software and services giant Microsoft Corp. Notable detractors were consumer electronics company Apple, Inc., analytical data solutions firm Teradata Corp., and global data storage provider EMC Corp. The fund’s positions in Lowe’s, Teradata, and EMC were sold prior to period-end. In a broadly rising global equities market, the fund’s hedging strategies—employed to mitigate capital losses in a falling market—dragged on its relative return versus its benchmark. Also, as part of the changes described below, an allocation to global high yield securities was added during the fourth quarter, which contributed positively to results.

Note to shareholders: The fund’s Board of Trustees approved investment policy changes and a change to the fund’s benchmark on September 27, 2013. The modifications to the investment policies and strategies were designed to increase the fund’s overall income-generating potential, while maintaining its equity focus and downside mitigation capabilities.

Wellington Management Company, LLP is an independent investment subadvisor.

Past performance is no guarantee of future results.

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund’s net asset value. An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. Investments in higher-yielding, lower-rated securities include a higher risk of default. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. There is no guarantee prior distribution levels will be maintained and distributions may include a substantial return of capital, which may increase the potential gain or reduce the potential loss of a subsequent sale. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Investing in derivative instruments involves risks different from, and in some cases greater than, the risks associated with investing directly in securities and other traditional investments. In an illiquid market, derivatives could become harder to value or sell.

Annual report | Hedged Equity & Income Fund	7

Portfolio summary

Top 10 Holdings (18.0% of Net Assets on 12-31-13)[1,2]

Roche Holdings AG	2.3%	Microsoft Corp.	1.8%

JPMorgan Chase & Company	2.1%	PNC Financial Services Group, Inc.	1.6%

Chevron Corp.	2.1%	Marsh & McLennan Companies, Inc.	1.5%

Merck & Company, Inc.	2.0%	Johnson & Johnson	1.4%

International Paper Company	1.8%	British American Tobacco PLC	1.4%

Sector Composition[1,3]

Financials	22.7%	Materials	7.6%

Information Technology	12.4%	Consumer Staples	5.3%

Industrials	11.0%	Telecommunication Services	4.9%

Health Care	10.8%	Utilities	3.5%

Energy	10.0%	Short-Term Investments & Other	2.8%

Consumer Discretionary	9.0%

Portfolio Composition[1]

Common Stocks	87.7%	Preferred Securities	0.1%

Corporate Bonds	8.8%	Capital Preferred Securities	0.1%

Term Loans	0.5%	Short-Term Investments & Other	2.8%

1 As a percentage of net assets on 12-31-13.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Hedged Equity & Income Fund | Annual report

Fund’s investments

As of 12-31-13

	Shares	Value
Common Stocks 87.7%		$235,174,458

(Cost $216,375,190)

Consumer Discretionary 7.0%		18,927,034

Auto Components 0.8%

Delphi Automotive PLC	7,900	475,027

Exedy Corp.	9,700	284,154

Keihin Corp.	19,500	302,770

NOK Corp.	19,800	324,305

The Goodyear Tire & Rubber Company	14,800	352,980

Tokai Rika Company, Ltd.	9,100	181,188

Tokai Rubber Industries, Ltd.	24,600	240,721

Toyota Boshoku Corp.	13,000	162,543

Automobiles 0.5%

Nissan Motor Company, Ltd.	86,600	725,708

Peugeot SA (I)	32,847	427,444

Renault SA	4,768	383,711

Distributors 0.1%

Doshisha Company, Ltd.	10,800	152,222

Diversified Consumer Services 0.2%

Allstar Co-Invest Block Feeder LLC (I)(R)	236,300	470,237

Household Durables 0.9%

Alpine Electronics, Inc.	17,800	249,441

Funai Electric Company, Ltd.	21,600	281,238

Newell Rubbermaid, Inc.	29,800	965,818

PulteGroup, Inc.	47,100	959,427

Internet & Catalog Retail 0.1%

Home Retail Group PLC	59,764	190,357

Leisure Equipment & Products 0.1%

Roland Corp.	12,400	168,315

Media 2.0%

AMC Entertainment Holdings, Inc., Class A (I)	6,100	125,355

Clear Media, Ltd.	121,000	103,728

Gendai Agency, Inc.	10,900	61,647

Lagardere SCA	11,110	412,999

Metropole Television SA	9,390	215,049

ProSiebenSat.1 Media AG	19,121	949,470

Proto Corp.	11,000	153,628

See notes to financial statements	Annual report | Hedged Equity & Income Fund	9

	Shares	Value
Media (continued)

The Interpublic Group of Companies, Inc.	19,400	$343,380

Tri-Stage, Inc.	5,400	69,307

Wolters Kluwer NV	8,916	254,591

WPP PLC	117,888	2,700,099

Multiline Retail 0.6%

Marks & Spencer Group PLC	117,216	841,715

Mothercare PLC (I)	27,112	176,674

New World Department Store China, Ltd.	275,000	154,744

Nordstrom, Inc.	7,000	432,600

Specialty Retail 1.4%

Adastria Holdings Company, Ltd.	2,400	86,607

GNC Holdings, Inc., Class A	5,900	344,855

Groupe Fnac (I)	2,560	83,870

Honeys Company, Ltd.	21,650	210,723

Nishimatsuya Chain Company, Ltd.	23,500	184,305

Pal Company, Ltd.	5,000	122,439

Ross Stores, Inc.	6,500	487,045

The Home Depot, Inc.	26,370	2,171,306

Xebio Company, Ltd.	10,300	197,719

Textiles, Apparel & Luxury Goods 0.3%

Daphne International Holdings, Ltd.	182,000	82,054

Geox SpA	70,681	255,953

Hanesbrands, Inc.	5,800	407,566

Consumer Staples 5.2%		14,001,479

Food & Staples Retailing 0.1%

Cawachi, Ltd.	9,500	178,837

Delhaize Group SA	2,994	178,119

Food Products 2.6%

Ebro Foods SA	26,560	622,651

Ingredion, Inc.	9,000	616,140

Kraft Foods Group, Inc.	49,660	2,677,667

Maple Leaf Foods, Inc.	31,800	502,633

Unilever NV	20,986	843,747

Unilever NV — NY Shares	40,360	1,623,683

Household Products 0.7%

The Procter & Gamble Company	22,300	1,815,443

Tobacco 1.8%

British American Tobacco PLC	68,019	3,650,857

Philip Morris International, Inc.	14,825	1,291,702

Energy 9.1%		24,377,200

Energy Equipment & Services 0.7%

Baker Hughes, Inc.	12,000	663,120

National Oilwell Varco, Inc.	7,700	612,381

Trican Well Service, Ltd.	46,300	565,756

10	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Oil, Gas & Consumable Fuels 8.4%

BG Group PLC	11,646	$250,603

BP PLC	367,643	2,979,420

Canadian Natural Resources, Ltd.	16,100	544,824

Chevron Corp. (C)	44,690	5,582,228

Encana Corp.	18,100	326,814

Energy Resources of Australia, Ltd. (I)	43,879	49,417

Eni SpA	22,456	542,619

Exxon Mobil Corp. (C)	26,040	2,635,248

HRT Participacoes em Petroleo SA (I)	38,300	14,762

Inpex Corp.	34,400	441,220

Marathon Oil Corp.	24,210	854,613

Occidental Petroleum Corp.	12,870	1,223,937

Oil India, Ltd.	19,200	151,602

Painted Pony Petroleum, Ltd. (I)	27,700	180,972

Petroleo Brasileiro SA, ADR	23,000	316,940

Saras SpA (I)	52,586	60,131

Statoil ASA	75,526	1,836,528

Suncor Energy, Inc.	56,555	1,982,253

Total SA	34,922	2,143,492

Valero Energy Corp.	8,300	418,320

Financials 20.9%		56,178,362

Capital Markets 2.1%

Ameriprise Financial, Inc.	3,700	425,685

Ares Capital Corp.	27,400	486,898

BlackRock, Inc. (C)	9,310	2,946,336

Julius Baer Group, Ltd. (I)	5,154	247,681

LPL Financial Holdings, Inc.	13,600	639,608

Northern Trust Corp.	5,200	321,828

UBS AG (I)	19,600	375,288

Uranium Participation Corp. (I)	34,900	185,630

Commercial Banks 8.5%

Allahabad Bank	104,787	162,038

Banca Popolare dell’Emilia Romagna SC (I)	14,896	142,133

Banco Bilbao Vizcaya Argentaria SA	119,585	1,479,330

Banco Espirito Santo SA (I)	135,739	193,852

Banco Popular Espanol SA (I)	37,139	224,325

Banco Santander Brasil SA, ADR	37,000	225,700

BankUnited, Inc.	12,400	408,208

Barclays PLC	77,245	349,293

BNP Paribas SA	6,747	526,315

Canara Bank	35,077	160,770

Corporation Bank	21,885	92,611

Dah Sing Financial Holdings, Ltd.	27,600	158,891

Eighteenth Bank, Ltd.	52,000	118,258

Higashi-Nippon Bank, Ltd.	42,000	98,234

HSBC Holdings PLC	329,100	3,611,591

Intesa Sanpaolo SpA	128,806	316,824

KB Financial Group, Inc.	8,330	336,698

See notes to financial statements	Annual report | Hedged Equity & Income Fund	11

	Shares	Value
Commercial Banks (continued)

M&T Bank Corp.	3,520	$409,798

Mitsubishi UFJ Financial Group, Inc.	237,100	1,574,200

Oita Bank, Ltd.	47,000	174,320

Oversea-Chinese Banking Corp., Ltd.	170,000	1,377,889

PNC Financial Services Group, Inc. (C)	56,165	4,357,281

Shinhan Financial Group Company, Ltd.	4,250	190,803

Societe Generale SA	9,637	560,396

Sumitomo Mitsui Financial Group, Inc.	10,400	540,835

Svenska Handelsbanken AB, Class A	19,287	948,280

Tochigi Bank, Ltd.	35,000	135,559

UniCredit SpA	50,450	372,152

Unione di Banche Italiane SCPA	27,090	183,651

Wells Fargo & Company (C)	63,475	2,881,765

Yamanashi Chuo Bank, Ltd.	37,000	161,151

Zions Bancorporation	15,400	461,384

Consumer Finance 0.0%

Manappuram Finance, Ltd.	356,630	90,127

Diversified Financial Services 2.6%

ING Groep NV (I)	39,916	557,568

IntercontinentalExchange Group, Inc. (C)	3,000	674,760

JPMorgan Chase & Company (C)	97,085	5,677,531

Insurance 5.7%

ACE, Ltd.	26,860	2,780,816

Ageas	11,242	479,398

Allianz SE	2,721	489,578

Argo Group International Holdings, Ltd.	7,000	325,430

Catlin Group, Ltd.	18,022	173,493

Delta Lloyd NV	59,032	1,465,990

Marsh & McLennan Companies, Inc.	80,910	3,912,808

Muenchener Rueckversicherungs AG	4,188	923,747

Reinsurance Group of America, Inc.	4,300	332,863

Storebrand ASA (I)	51,344	321,855

Swiss Re AG (I)	3,978	366,725

T&D Holdings, Inc.	35,000	489,880

The Hanover Insurance Group, Inc.	2,700	161,217

Tokio Marine Holdings, Inc.	15,900	532,168

Unum Group	17,800	624,424

Zurich Insurance Group AG (I)	6,538	1,896,438

Real Estate Investment Trusts 1.3%

Blackstone Mortgage Trust, Inc., Class A	29,400	797,622

British Land Company PLC	16,235	169,258

Equity Lifestyle Properties, Inc.	6,300	228,249

Hatteras Financial Corp.	9,600	156,864

ICADE	9,469	881,476

Plum Creek Timber Company, Inc.	7,000	325,570

Two Harbors Investment Corp.	16,700	154,976

Weyerhaeuser Company	23,800	751,366

12	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Real Estate Management & Development 0.7%

Castellum AB	65,576	$1,021,035

Deutsche Annington Immobilien SE (I)	4,816	119,338

Deutsche Wohnen AG	37,925	732,303

Health Care 10.0%		26,729,947

Biotechnology 0.1%

Sinovac Biotech, Ltd. (I)	35,900	219,708

Health Care Equipment & Supplies 0.2%

Covidien PLC	5,000	340,500

Zimmer Holdings, Inc.	3,700	344,803

Health Care Providers & Services 0.5%

Aetna, Inc.	9,600	658,464

AmerisourceBergen Corp.	5,200	365,612

Humana, Inc.	2,300	237,406

Health Care Technology 0.1%

AGFA–Gevaert NV (I)	79,157	191,818

Life Sciences Tools & Services 0.1%

Agilent Technologies, Inc.	4,600	263,074

CMIC Holdings Company, Ltd.	5,400	69,852

Pharmaceuticals 9.0%

Almirall SA	67,494	1,099,976

AstraZeneca PLC	43,208	2,563,399

Bristol-Myers Squibb Company	14,140	751,541

Daiichi Sankyo Company, Ltd.	100,600	1,839,466

Eisai Company, Ltd.	33,100	1,282,859

H. Lundbeck A/S	14,633	370,136

Johnson & Johnson	41,145	3,768,471

Merck & Company, Inc. (C)	109,387	5,474,819

Ono Pharmaceutical Company, Ltd.	2,800	245,435

Roche Holdings AG	22,411	6,277,886

Shionogi & Company, Ltd.	16,800	364,722

Industrials 10.3%		27,519,377

Aerospace & Defense 1.3%

Curtiss-Wright Corp.	6,600	410,718

Thales SA	8,367	539,199

United Technologies Corp.	23,045	2,622,521

Air Freight & Logistics 0.8%

Deutsche Post AG	26,085	952,754

United Parcel Service, Inc., Class B	12,275	1,289,857

Airlines 0.3%

Aer Lingus Group PLC	113,200	199,691

Deutsche Lufthansa AG (I)	17,612	373,314

Qantas Airways, Ltd. (I)	328,468	322,199

Building Products 0.3%

Cie de Saint-Gobain	12,267	675,752

Fortune Brands Home & Security, Inc.	3,600	164,520

See notes to financial statements	Annual report | Hedged Equity & Income Fund	13

	Shares	Value
Commercial Services & Supplies 0.2%

Aeon Delight Company, Ltd.	7,800	$149,553

Platform Acquisition Holdings, Ltd. (I)	24,770	346,780

Construction & Engineering 0.1%

Raubex Group, Ltd.	80,039	166,006

Electrical Equipment 2.5%

Eaton Corp. PLC	32,430	2,468,572

Futaba Corp.	19,100	249,479

Saft Groupe SA	5,965	205,123

Schneider Electric SA	36,104	3,149,767

Ushio, Inc.	21,700	288,434

Zumtobel AG	12,731	198,820

Industrial Conglomerates 1.7%

3M Company	11,010	1,544,153

General Electric Company	38,000	1,065,140

Koninklijke Philips NV	14,764	543,628

Rheinmetall AG	5,333	329,017

Siemens AG	7,636	1,047,037

Machinery 1.3%

CNH Industrial NV (I)	48,302	551,927

Dover Corp.	4,500	434,430

Fuji Machine Manufacturing Company, Ltd.	23,000	190,798

Hisaka Works, Ltd.	19,000	179,064

Pentair, Ltd.	7,100	551,457

Stanley Black & Decker, Inc.	12,000	968,280

Star Micronics Company, Ltd.	11,700	136,519

Vallourec SA	7,456	406,771

Professional Services 0.5%

Adecco SA (I)	7,280	577,935

en-japan, Inc.	5,200	110,928

Hays PLC	123,895	266,863

USG People NV	23,037	307,312

Trading Companies & Distributors 0.6%

Grafton Group PLC	11,806	126,715

Mitsubishi Corp.	19,700	378,199

Rexel SA	31,179	818,249

SIG PLC	79,563	279,469

Transportation Infrastructure 0.7%

Ansaldo STS SpA	14,765	159,201

Jiangsu Expressway Company, Ltd., H Shares	1,438,000	1,773,226

Information Technology 11.8%		31,656,142

Communications Equipment 0.6%

Cisco Systems, Inc. (C)	73,890	1,658,831

Computers & Peripherals 1.0%

Apple, Inc. (C)	300	168,333

Asustek Computer, Inc.	38,000	342,230

Compal Electronics, Inc.	363,000	278,350

14	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Computers & Peripherals (continued)

Japan Digital Laboratory Company, Ltd.	16,500	$231,800

Melco Holdings, Inc.	16,000	206,642

NetApp, Inc.	10,400	427,856

SanDisk Corp.	13,200	931,128

Electronic Equipment, Instruments & Components 0.7%

Avnet, Inc.	20,600	908,666

Dai-ichi Seiko Company, Ltd.	15,300	184,733

Hosiden Corp.	36,000	194,681

Kingboard Laminates Holdings, Ltd.	439,500	186,953

Mitsumi Electric Company, Ltd. (I)	16,400	137,020

Orbotech, Ltd. (I)	16,100	217,672

Internet Software & Services 0.1%

Dena Company, Ltd.	9,300	196,048

Dropbox, Inc. (I)(R)	8,162	104,718

IT Services 1.1%

Alten SA	5,075	230,415

Booz Allen Hamilton Holding Corp.	15,000	287,250

Cap Gemini SA	9,295	629,136

Devoteam SA	4,920	89,578

Fujitsu, Ltd. (I)	123,000	637,469

GFI Informatique SA	12,613	82,245

Groupe Steria SA	14,947	293,644

Itochu Techno-Science Corp.	7,700	312,107

NET One Systems Company, Ltd.	27,200	178,735

Sopra Group SA	1,737	175,564

Zuken, Inc.	7,900	64,057

Office Electronics 0.1%

Canon, Inc.	12,400	395,664

Semiconductors & Semiconductor Equipment 5.3%

Analog Devices, Inc.	53,435	2,721,445

Avago Technologies, Ltd.	11,900	629,391

Dainippon Screen Manufacturing Company, Ltd. (I)	51,000	289,004

Elmos Semiconductor AG	9,303	136,927

Intel Corp.	124,305	3,226,958

KLA–Tencor Corp.	5,000	322,300

Kontron AG	18,835	135,121

Maxim Integrated Products, Inc.	119,550	3,336,641

Micronas Semiconductor Holding AG (I)	22,384	176,274

Mimasu Semiconductor Industry Company, Ltd.	19,500	166,427

Miraial Company, Ltd.	10,800	161,448

Rohm Company, Ltd.	9,000	438,994

Shinkawa, Ltd.	25,100	163,935

Shinko Electric Industries Company, Ltd.	16,800	139,807

Taiwan Semiconductor Manufacturing Company, Ltd., ADR	78,200	1,363,808

Tokyo Electron, Ltd.	8,700	479,394

Tokyo Seimitsu Company, Ltd.	11,800	248,728

See notes to financial statements	Annual report | Hedged Equity & Income Fund	15

	Shares	Value
Software 2.9%

Activision Blizzard, Inc.	35,300	$629,399

Alpha Systems, Inc.	6,200	88,174

DTS Corp.	9,000	158,092

Microsoft Corp. (C)	130,640	4,889,855

Nintendo Company, Ltd.	2,400	321,249

NSD Company, Ltd.	12,900	153,026

Symantec Corp.	64,810	1,528,220

Materials 6.9%		18,486,908

Chemicals 3.6%

Akzo Nobel NV	13,848	1,073,855

Cabot Corp.	7,200	370,080

E.I. du Pont de Nemours & Company	25,500	1,656,735

Fujimi, Inc.	18,700	242,391

Hitachi Chemical, Ltd.	18,000	287,070

Israel Chemicals, Ltd.	61,681	514,490

Koninklijke DSM NV	13,699	1,078,089

Methanex Corp.	6,800	402,832

Methanex Corp. (Toronto Exchange)	18,900	1,117,720

Mitsui Chemicals, Inc.	90,000	217,621

PTT Global Chemical PCL	348,500	837,842

Shin-Etsu Polymer Company, Ltd.	37,500	135,151

Sumitomo Bakelite Company, Ltd.	76,000	273,391

The Dow Chemical Company	34,515	1,532,466

Construction Materials 0.7%

Buzzi Unicem SpA	20,280	365,018

Ciments Francais SA	3,005	228,440

CRH PLC	17,484	443,967

Lafarge SA	12,240	918,733

Containers & Packaging 0.2%

AMVIG Holdings, Ltd.	314,000	149,587

Ball Corp.	6,100	315,126

Metals & Mining 0.3%

Barrick Gold Corp.	6,900	121,534

Chubu Steel Plate Company, Ltd.	21,900	92,079

Lonmin PLC (I)	50,579	259,298

Northern Dynasty Minerals, Ltd. (I)	17,000	22,405

Salzgitter AG	6,800	289,987

Paper & Forest Products 2.1%

International Paper Company (C)	100,465	4,925,799

Norbord, Inc.	19,300	615,202

Telecommunication Services 3.5%		9,336,998

Diversified Telecommunication Services 2.8%

KT Corp.	11,390	341,219

Nippon Telegraph & Telephone Corp.	32,800	1,766,621

Orange SA	19,912	247,210

Telefonica SA	27,606	451,379

Telenor ASA	78,629	1,878,728

16	Hedged Equity & Income Fund | Annual report	See notes to financial statements

			Shares	Value
Diversified Telecommunication Services (continued)

Verizon Communications, Inc.			52,363	$2,573,118

Vivendi SA			10,903	287,593

Wireless Telecommunication Services 0.7%

Vodafone Group PLC			454,926	1,791,130

Utilities 3.0%				7,961,011

Electric Utilities 0.9%

NRG Yield, Inc.			18,600	744,186

The Southern Company			11,600	476,876

Xcel Energy, Inc.			38,600	1,078,484

Gas Utilities 1.0%

Snam SpA			89,779	501,806

UGI Corp.			51,925	2,152,811

Multi-Utilities 1.1%

E.ON SE			14,421	266,614

GDF Suez			20,009	470,600

National Grid PLC			128,577	1,681,686

PG&E Corp.			7,900	318,212

RWE AG			7,362	269,736

Preferred Securities 0.1%				$168,846

(Cost $168,846)

Consumer Discretionary 0.1%				168,846

Mobileye (I)(R)			4,838	168,846

		Maturity
	Rate (%)	date	Par value^	Value

Corporate Bonds 8.8%				$23,546,480

(Cost $23,513,711)

Consumer Discretionary 1.8%				4,769,430

Diversified Consumer Services 0.1%

Service Corp. International	7.625	10-01-18	125,000	143,750

The ServiceMaster Company	7.000	08-15-20	200,000	198,250

Hotels, Restaurants & Leisure 0.1%

Isle of Capri Casinos, Inc.	7.750	03-15-19	75,000	81,188

NH Hoteles SA (S)	6.875	11-15-19	EUR 135,000	196,045

PC Nextco Holdings LLC, PIK (S)	8.750	08-15-19	150,000	153,938

Household Durables 0.2%

Arcelik AS	5.000	04-03-23	210,000	181,230

K Hovnanian Enterprises, Inc. (S)	9.125	11-15-20	125,000	137,188

KB Home	7.000	12-15-21	135,000	140,738

Lennar Corp.	4.750	11-15-22	125,000	115,938

Leisure Equipment & Products 0.1%

Carlson Wagonlit BV	7.500	06-15-19	EUR 100,000	148,576

Media 1.2%

AMC Entertainment, Inc.	9.750	12-01-20	315,000	360,281

CCO Holdings LLC	7.375	06-01-20	165,000	178,613

See notes to financial statements	Annual report | Hedged Equity & Income Fund	17

		Maturity
	Rate (%)	date	Par value^	Value
Media (continued)

DISH DBS Corp.	6.750	06-01-21	170,000	$180,200

DISH DBS Corp.	7.875	09-01-19	240,000	274,800

Gannett Company, Inc. (S)	5.125	10-15-19	270,000	280,800

Gray Television, Inc.	7.500	10-01-20	350,000	371,875

Harron Communications LP (S)	9.125	04-01-20	90,000	99,675

Nara Cable Funding, Ltd.	8.875	12-01-18	EUR 180,000	268,446

Nexstar Broadcasting, Inc.	6.875	11-15-20	100,000	107,000

Sirius XM Radio, Inc. (S)	4.250	05-15-20	100,000	94,500

TVN Finance Corp. III AB	7.375	12-15-20	EUR 260,000	385,402

Unitymedia Hessen Gmbh & Company KG	5.500	09-15-22	EUR 160,000	226,191

Unitymedia Hessen Gmbh & Company KG	5.750	01-15-23	EUR 125,000	177,156

Univision Communications, Inc. (S)	6.750	09-15-22	120,000	131,400

Specialty Retail 0.1%

GRD Holdings III Corp. (S)	10.750	06-01-19	125,000	136,250

Consumer Staples 0.1%				324,750

Commercial Services & Supplies 0.0%

ARAMARK Corp. (S)	5.750	03-15-20	150,000	156,750

Personal Products 0.1%

Hypermarcas SA	6.500	04-20-21	160,000	168,000

Energy 0.8%				2,065,126

Oil, Gas & Consumable Fuels 0.8%

Antero Resources Finance Corp.	6.000	12-01-20	200,000	210,000

Bonanza Creek Energy, Inc.	6.750	04-15-21	100,000	104,750

Borets Finance, Ltd.	7.625	09-26-18	200,000	198,000

Diamondback Energy, Inc. (S)	7.625	10-01-21	120,000	126,600

El Paso LLC	7.250	06-01-18	320,000	365,163

Endeavour International Corp.	12.000	03-01-18	125,000	128,438

Energy Transfer Equity LP	7.500	10-15-20	130,000	145,925

EP Energy LLC	9.375	05-01-20	180,000	207,675

Harvest Operations Corp.	6.875	10-01-17	170,000	186,150

Petroleos de Venezuela SA	8.500	11-02-17	80,000	66,600

Petroleos de Venezuela SA	9.000	11-17-21	90,000	66,825

Rosetta Resources, Inc.	5.625	05-01-21	190,000	189,525

Rosetta Resources, Inc.	5.875	06-01-22	70,000	69,475

Financials 1.6%				4,187,896

Capital Markets 0.1%

Credit Suisse Group AG (7.500% to 12-11-23,
then 5 year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23	200,000	211,250

Commercial Banks 0.5%

Banco Espirito Santo SA	5.875	11-09-15	EUR 100,000	144,314

Barclays PLC (8.250% to 12-15-18, then 5 year
U.S. Swap Rate + 6.705%) (Q)	8.250	12-15-18	200,000	206,500

BBVA International Preferred SAU (5.919% to
4-18-17, then 3 month LIBOR + 0.820%) (Q)	5.919	04-18-17	270,000	259,875

BPCE SA (6.117% to 10-30-17, then 3 month
EURIBOR + 2.370%) (Q)	6.117	10-30-17	EUR 50,000	72,661

CIT Group, Inc.	5.375	05-15-20	95,000	100,938

18	Hedged Equity & Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Commercial Banks (continued)

Royal Bank of Scotland Group PLC (7.640% to
9-30-17, then 3 month LIBOR + 2.320%) (Q)	7.640	09-30-17	100,000	$97,500

Royal Bank of Scotland PLC	4.350	01-23-17	EUR 100,000	143,745

Societe Generale SA (6.999% to 12-19-17,
then 3 month EURIBOR + 3.350% (Q)	6.999	12-19-17	EUR 100,000	149,367

Societe Generale SA (7.875% to 12-18-23,
then 5 year U.S. Swap Rate + 4.979%) (Q)(S)	7.875	12-18-23	205,000	206,538

Consumer Finance 0.1%

SLM Corp.	8.450	06-15-18	235,000	273,775

Diversified Financial Services 0.6%

Community Choice Financial, Inc.	10.750	05-01-19	195,000	163,313

Nationstar Mortgage LLC	6.500	08-01-18	260,000	264,550

Nuveen Investments, Inc. (S)	9.125	10-15-17	310,000	310,000

Provident Funding Associates LP (S)	6.750	06-15-21	275,000	273,625

TMX Finance LLC (S)	8.500	09-15-18	290,000	308,850

UBS AG	7.625	08-17-22	250,000	285,950

Insurance 0.1%

Hartford Financial Services Group, Inc.,
(8.125% to 6-15-18, then 3 month LIBOR
+ 4.6025%)	8.125	06-15-38	290,000	337,995

Real Estate Investment Trusts 0.2%

Country Garden Holdings Company, Ltd. (S)	7.250	04-04-21	380,000	377,150

Health Care 0.8%				2,145,085

Health Care Equipment & Supplies 0.2%

Alere, Inc.	6.500	06-15-20	100,000	102,250

Biomet, Inc.	6.500	08-01-20	120,000	126,000

Ontex IV SA	9.000	04-15-19	EUR 200,000	298,527

Health Care Providers & Services 0.4%

Community Health Systems, Inc.	7.125	07-15-20	175,000	181,563

HCA Holdings, Inc.	6.250	02-15-21	260,000	272,025

HCA, Inc.	6.500	02-15-20	250,000	274,688

Tenet Healthcare Corp.	8.125	04-01-22	170,000	183,175

WellCare Health Plans, Inc.	5.750	11-15-20	95,000	97,138

Health Care Technology 0.1%

Cegedim SA	6.750	04-01-20	EUR 100,000	141,381

Pharmaceuticals 0.1%

Pinnacle Merger Sub, Inc. (S)	9.500	10-01-23	120,000	127,800

Salix Pharmaceuticals, Ltd. (S)	6.000	01-15-21	150,000	153,750

Valeant Pharmaceuticals International, Inc. (S)	6.750	08-15-18	170,000	186,788

Industrials 0.6%				1,611,362

Building Products 0.1%

Associated Materials LLC	9.125	11-01-17	175,000	186,813

Commercial Services & Supplies 0.0%

Casella Waste Systems, Inc.	7.750	02-15-19	110,000	112,750

Construction & Engineering 0.1%

Aguila 3 SA (S)	7.875	01-31-18	195,000	206,700

See notes to financial statements	Annual report | Hedged Equity & Income Fund	19

		Maturity
	Rate (%)	date	Par value^	Value
Electrical Equipment 0.1%

CeramTec Group GmbH	8.250	08-15-21	EUR 175,000	$261,211

Industrial Conglomerates 0.1%

Tenedora Nemak SA de CV	5.500	02-28-23	200,000	196,000

Machinery 0.1%

Case New Holland, Inc.	7.875	12-01-17	150,000	177,000

Trading Companies & Distributors 0.1%

International Lease Finance Corp.	6.250	05-15-19	435,000	470,888

Information Technology 0.6%				1,715,203

Electronic Equipment, Instruments & Components 0.1%

CDW LLC	8.500	04-01-19	170,000	187,850

Semiconductors & Semiconductor Equipment 0.1%

Freescale Semiconductor, Inc. (S)	6.000	01-15-22	95,000	96,188

Freescale Semiconductor, Inc.	8.050	02-01-20	90,000	96,750

Software 0.4%

Activision Blizzard, Inc. (S)	5.625	09-15-21	350,000	362,250

Emdeon, Inc.	11.000	12-31-19	75,000	86,625

First Data Corp. (S)	7.375	06-15-19	170,000	181,475

First Data Corp. (S)	8.250	01-15-21	340,000	361,675

Infor US, Inc.	10.000	04-01-19	EUR 100,000	153,390

SunGard Data Systems, Inc.	6.625	11-01-19	180,000	189,000

Materials 0.7%				2,008,490

Chemicals 0.2%

Hexion US Finance Corp.	6.625	04-15-20	50,000	51,250

Hexion US Finance Corp.	9.000	11-15-20	50,000	49,875

Ineos Finance PLC (S)	7.500	05-01-20	75,000	82,219

INEOS Group Holdings SA	6.500	08-15-18	EUR 270,000	380,725

Construction Materials 0.1%

Cemex SAB de CV	5.875	03-25-19	260,000	260,650

HeidelbergCement Finance SA	8.500	10-31-19	EUR 110,000	192,564

Containers & Packaging 0.2%

Ardagh Packaging Finance PLC (S)	5.000	11-15-22	EUR 135,000	184,791

Ardagh Packaging Finance PLC	9.250	10-15-20	EUR 100,000	149,607

BOE Intermediate Holding Corp., PIK (S)	9.000	11-01-17	125,000	130,313

Metals & Mining 0.1%

AK Steel Corp.	7.625	05-15-20	5,000	4,988

AK Steel Corp.	8.375	04-01-22	15,000	15,038

ALROSA Finance SA	7.750	11-03-20	200,000	221,700

Paper & Forest Products 0.1%

Smurfit Kappa Acquisitions	4.125	01-30-20	EUR 200,000	284,770

Telecommunication Services 1.4%				3,761,541

Diversified Telecommunication Services 0.8%

Alcatel-Lucent USA, Inc.	6.450	03-15-29	130,000	115,050

Altice Financing SA (S)	6.500	01-15-22	EUR 100,000	138,602

Intelsat Jackson Holdings SA (S)	6.625	12-15-22	80,000	82,400

Intelsat Jackson Holdings SA	7.250	04-01-19	195,000	210,600

20	Hedged Equity & Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Diversified Telecommunication Services (continued)

Intelsat Luxembourg SA (S)	7.750	06-01-21	255,000	$273,488

Level 3 Financing, Inc. (S)	6.125	01-15-21	200,000	202,000

Level 3 Financing, Inc.	8.625	07-15-20	75,000	84,000

NII International Telecom SCA (S)	7.875	08-15-19	75,000	56,625

T-Mobile USA, Inc.	6.464	04-28-19	135,000	143,438

T-Mobile USA, Inc.	6.731	04-28-22	90,000	93,825

UPCB Finance III, Ltd.	6.625	07-01-20	175,000	185,938

Wind Acquisition Finance SA	7.375	02-15-18	EUR 220,000	319,911

Wind Acquisition Finance SA (S)	11.750	07-15-17	130,000	138,288

Windstream Corp.	7.875	11-01-17	165,000	188,513

Wireless Telecommunication Services 0.6%

MetroPCS Wireless, Inc.	6.625	11-15-20	235,000	249,100

NII Capital Corp.	7.625	04-01-21	205,000	84,050

SoftBank Corp. (S)	4.500	04-15-20	200,000	195,000

Sprint Communications, Inc. (S)	9.000	11-15-18	175,000	210,875

Sprint Corp. (S)	7.250	09-15-21	280,000	300,650

Sprint Corp. (S)	7.875	09-15-23	180,000	193,500

Syniverse Holdings, Inc.	9.125	01-15-19	75,000	81,938

VimpelCom Holdings BV	6.255	03-01-17	200,000	213,750

Utilities 0.4%				957,597

Electric Utilities 0.2%

Israel Electric Corp., Ltd.	7.250	01-15-19	330,000	366,532

Techem GmbH	6.125	10-01-19	EUR 100,000	149,882

Gas Utilities 0.1%

AmeriGas Finance LLC	6.750	05-20-20	100,000	109,250

Independent Power Producers & Energy Traders 0.0%

Calpine Corp. (S)	7.500	02-15-21	62,000	67,658

Multi-Utilities 0.1%

Ferrellgas LP	6.500	05-01-21	75,000	76,500

Ferrellgas LP (S)	6.750	01-15-22	185,000	187,775

Capital Preferred Securities 0.1%				$140,528

(Cost $134,996)

Financials 0.1%				140,528
Deutsche Postbank Funding Trust IV
(5.983% 6-29-17, then 3 month EURIBOR
+ 2.070%) (Q)	5.983	06-29-17	EUR 100,000	140,528

Convertible Bonds 0.0%				$99,269

(Cost $96,156)

Consumer Discretionary 0.0%				44,300

Household Durables 0.0%

M/I Homes, Inc.	3.000	03-01-18	40,000	44,300

See notes to financial statements	Annual report | Hedged Equity & Income Fund	21

		Maturity
	Rate (%)	date	Par value^	Value
Information Technology 0.0%				$54,969

Semiconductors & Semiconductor Equipment 0.0%

ON Semiconductor Corp.	2.625	12-15-26	50,000	54,969

Term Loans (M) 0.5%				$1,334,188

(Cost $1,341,416)

Consumer Discretionary 0.1%				398,773

Diversified Consumer Services 0.0%

Pacific Industrial Services BidCo Pty, Ltd.	5.000	10-02-18	99,750	101,059

Multiline Retail 0.1%

JC Penney Corp., Inc.	6.000	05-22-18	149,624	145,946

Neiman Marcus Group, Inc.	5.000	10-26-20	150,000	151,768

Energy 0.1%				147,788

Oil, Gas & Consumable Fuels 0.1%

Arch Coal, Inc. (T)	TBD	05-16-18	150,000	147,788

Financials 0.1%				196,125

Insurance 0.1%

Asurion LLC (T)	TBD	07-08-20	200,000	196,125

Industrials 0.1%				385,402

Construction & Engineering 0.1%

Rexnord LLC	4.003	08-21-20	200,000	200,248

Machinery 0.0%

Crosby Worldwide, Ltd.	4.000	11-18-20	185,000	185,154

Utilities 0.1%				206,100

Electric Utilities 0.1%

Texas Competitive Electric Holdings
Company LLC	4.730	10-10-17	300,000	206,100

			Shares	Value

Warrants 0.0%				$9,125

(Cost $110)

Industrials 0.0%				9,125
Platform Acquisition Holdings, Ltd. (3 for 1; Expiration Date: 7-31-20;
Strike Price: $11.50) (I)			10,950	9,125

22	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Par value	Value

Short-Term Investments 2.4%		$6,500,000

(Cost $6,500,000)

Repurchase Agreement 2.4%		6,500,000

Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-13
at 0.010% to be repurchased at $6,500,004 on 1-2-14,
collateralized by $1,764,500 Federal Home Loan Mortgage Corp.,
4.500% due 12-1-40 to 7-1-41 (valued at $1,889,671, including interest) and $4,410,815 Federal National Mortgage Association,
3.453%—5.000% due 5-1-26 to 1-1-42 (valued at $4,740,329,
including interest)	$6,500,000	6,500,000

Total investments (Cost $248,130,425)† 99.6%		$266,972,894

Other assets and liabilities, net 0.4%		$1,021,542

Total net assets 100.0%		$267,994,436

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

^ All par values are denominated in U.S. dollars unless otherwise indicated.

EUR Euro

ADR American Depositary Receipts

EURIBOR Euro Interbank Offered Rate

LIBOR London Interbank Offered Rate

PIK Paid-in-kind

TBD To Be Determined

(C) A portion of this security is pledged as collateral for options. Total collateral value at 12-31-13 was $34,498,359.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(R) Direct placement securities are restricted to resale and the fund has limited rights to registration under the Securities Act of 1933. Holdings in direct placement securities as of 12-31-13 were as follows:

					Value as a
			Beginning	Ending	percentage
	Acquisition	Acquisition	share	share	of fund's	Value as of
Issuer, Description	date	cost	amount	amount	net assets	12-31-13

Allstar Co-Invest	8-1-11	$240,553	236,300	236,300	0.18%	$470,237
Block Feeder LLC
Dropbox, Inc.	5-1-12	$77,258	8,535	8,162	0.04%	$104,718
Sold: 373 shares
Mobileye	8-13-13	$168,846	—	4,838	0.06%	$168,846
Purchased:
4,838 shares

		$486,657				$743,801

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(T) This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

† At 12-31-13, the aggregate cost of investment securities for federal income tax purposes was $248,582,281. Net unrealized appreciation aggregated $18,390,613, of which $20,624,701 related to appreciated investment securities and $2,234,088 related to depreciated investment securities.

See notes to financial statements	Annual report | Hedged Equity & Income Fund	23

Notes to Schedule of Investments

The fund had the following country concentration as a percentage of total net assets on 12-31-13:

United States	49.9%
Japan	8.5%
United Kingdom	8.5%
France	5.8%
Switzerland	5.0%
Netherlands	3.3%
Germany	2.9%
Canada	2.5%
Ireland	1.8%
Spain	1.6%
Other Countries	10.2%

Total	100.0%

24	Hedged Equity & Income Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $248,130,425)	$266,972,894
Foreign currency, at value (Cost $5,389)	5,393
Cash held at broker for futures contracts	2,029,500
Receivable for investments sold	4,910,810
Receivable for delayed delivery securities sold	351,753
Receivable for forward foreign currency exchange contracts	147,426
Dividends and interest receivable	695,384
Other receivables and prepaid expenses	877

Total assets	275,114,037

Liabilities

Due to custodian	5,051,854
Payable for investments purchased	381,248
Payable for delayed delivery securities purchased	65,223
Payable for forward foreign currency exchange contracts	1,029
Written options, at value (Premiums received $445,867)	1,426,350
Payable for futures variation margin	144,000
Payable to affiliates
Accounting and legal services fees	8,468
Trustees’ fees	724
Other liabilities and accrued expenses	40,705

Total liabilities	7,119,601

Net assets	$267,994,436

Net assets consist of

Paid-in capital	$239,322,057
Accumulated distributions in excess of net investment income	(492,786)
Accumulated net realized gain (loss) on investments, futures contracts,
written options and foreign currency transactions	12,789,783
Net unrealized appreciation (depreciation) on investments, futures contracts, written options and translation of assets and liabilities in
foreign currencies	16,375,382

Net assets	$267,994,436

Net asset value per share

Based on 13,732,375 shares of beneficial interest outstanding — unlimited
number of shares authorized with $0.01 par value	$19.52

See notes to financial statements	Annual report | Hedged Equity & Income Fund	25

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 12-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$4,705,462
Interest	183,863
Less foreign taxes withheld	(66,422)

Total investment income	4,822,903

Expenses

Investment management fees	2,592,037
Accounting and legal services fees	45,030
Transfer agent fees	20,484
Trustees’ fees	42,177
Printing and postage	47,261
Professional fees	118,294
Custodian fees	53,800
Stock exchange listing fees	14,256
Other	23,114

Total expenses	2,956,453

Net investment income	1,866,450

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	34,842,464
Realized loss on investments not meeting investment restrictions	(28,444)
Payment from investment advisor for loss on investments not meeting
investment restrictions	28,444
Futures contracts	633,063
Written options	391,091
Foreign currency transactions	(64,291)
35,802,327
Change in net unrealized appreciation (depreciation) of
Investments	19,282,593
Futures contracts	(1,636,682)
Written options	(9,828,736)
Translation of assets and liabilities in foreign currencies	150,054
7,967,229
Net realized and unrealized gain	43,769,556

Increase in net assets from operations	$45,636,006

26	Hedged Equity & Income Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Period	Year
	ended	ended	ended
	12-31-13	12-31-12[1]	10-31-12

Increase (decrease) in net assets

From operations
Net investment income	$1,866,450	$722,268	$1,870,855
Net realized gain	35,802,327	686,750	1,100,927
Change in net unrealized
appreciation (depreciation)	7,967,229	1,690,216	23,301,290

Increase in net assets resulting
from operations	45,636,006	3,099,234	26,273,072

Distributions to shareholders
From net investment income	(2,356,116)	(728,343)	(1,850,217)
From net realized gain	(16,114,441)	—	—
From tax return of capital	—	(3,723,566)	(16,575,845)

Total distributions	(18,470,557)	(4,451,909)	(18,426,062)

From fund share transactions
Repurchased	(13,545)	(3,098,607)	(10,945,445)

Total increase (decrease)	27,151,904	(4,451,282)	(3,098,435)

Net assets

Beginning of period	240,842,532	245,293,814	248,392,249

End of period	$267,994,436	$240,842,532	$245,293,814

Accumulated distributions in excess of net
investment income	($492,786)	—	($615)

Share activity

Shares outstanding
Beginning of period	13,733,169	13,934,006	14,620,236
Shares repurchased	(794)	(200,837)	(686,230)

End of period	13,732,375	13,733,169	13,934,006

1 For the two-month period ended 12-31-12. The fund changed its fiscal year end from October 31 to December 31.

See notes to financial statements	Annual report | Hedged Equity & Income Fund	27

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	12-31-13	12-31-12[1]	10-31-12	10-31-11[2]

Per share operating performance

Net asset value, beginning of period	$17.54	$17.60	$16.99	$19.10[3]
Net investment income[4]	0.14	0.05	0.13	0.02
Net realized and unrealized gain (loss) on investments	3.19	0.18	1.68	(1.73)
Total from investment operations	3.33	0.23	1.81	(1.71)
Less distributions to common shareholders
From net investment income	(0.18)	(0.05)	(0.13)	(0.02)
From net realized gain	(1.17)	—	—	—
From tax return of capital	—	(0.27)	(1.16)	(0.34)
Total distributions	(1.35)	(0.32)	(1.29)	(0.36)
Anti-dilutive impact of repurchase plan	—[5,6]	0.03[6]	0.09[6]	—
Offering costs related to common shares	—	—	—	(0.04)
Net asset value, end of period	$19.52	$17.54	$17.60	$16.99
Per share market value, end of period	$17.07	$15.26	$16.14	$15.18
Total return at net asset value (%)[7]	20.40	1.71[8]	12.17	(8.98)[8]
Total return at market value (%)[7]	21.02	(3.51)[8]	15.14	(22.33)[8]

Ratios and supplemental data

Net assets applicable to common shares, end of period
(in millions)	$268	$241	$245	$248
Ratios (as a percentage of average net assets):
Expenses	1.14	0.22[8]	1.14	1.15[9]
Net investment income	0.72	0.30[8]	0.74	0.31[9]
Portfolio turnover (%)	142[10]	11	76	38

1 For the two-month period ended 12-31-12. The fund changed its fiscal year end from October 31 to December 31.
2 Period from 5-26-11 (commencement of operations) to 10-31-11.
3 Reflects the deduction of a $0.90 per share sales load.
4 Based on the average daily shares outstanding.
5 Less than $0.005 per share.
6 The repurchase plan was completed at an average repurchase price of $17.06, $15.43 and $15.95 for 794 shares,
200,837 shares and 686,230 shares for the year ended 12-31-13, two-month period ended 12-31-12 and the year ended 10-31-12, respectively.
7 Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares traded during the period.
8 Not annualized.
9 Annualized.
10 Increase in portfolio turnover rate resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.

28	Hedged Equity & Income Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time (ET). In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

Annual report | Hedged Equity & Income Fund	29

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of December 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 12-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$18,927,034	$7,065,359	$11,391,438	$470,237
Consumer Staples	14,001,479	8,527,268	5,474,211	—
Energy	24,377,200	15,907,406	8,469,794	—
Financials	56,178,362	30,654,617	25,523,745	—
Health Care	26,729,947	12,424,398	14,305,549	—
Industrials	27,519,377	11,519,648	15,999,729	—
Information Technology	31,656,142	23,247,753	8,303,671	104,718
Materials	18,486,908	11,079,899	7,407,009	—
Telecommunication
Services	9,336,998	2,573,118	6,763,880	—
Utilities	7,961,011	4,770,569	3,190,442	—
Preferred Securities	168,846	—	—	168,846
Corporate Bonds
Consumer Discretionary	4,769,430	—	4,769,430	—
Consumer Staples	324,750	—	324,750	—
Energy	2,065,126	—	2,065,126	—
Financials	4,187,896	—	4,187,896	—
Health Care	2,145,085	—	2,145,085	—
Industrials	1,611,362	—	1,611,362	—
Information Technology	1,715,203	—	1,715,203	—
Materials	2,008,490	—	2,008,490	—
Telecommunication
Services	3,761,541	—	3,761,541	—
Utilities	957,597	—	957,597	—
Capital Preferred
Securities	140,528	—	140,528	—
Convertible Bonds
Consumer Discretionary	44,300	—	44,300	—
Information Technology	54,969	—	54,969	—

30	Hedged Equity & Income Fund | Annual report

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 12-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Term Loans
Consumer Discretionary	$398,773	—	$398,773	—
Energy	147,788	—	147,788	—
Financials	196,125	—	196,125	—
Industrials	385,402	—	385,402	—
Utilities	206,100	—	206,100	—
Warrants	9,125	—	9,125	—
Short-Term Investments	6,500,000	—	6,500,000	—

Total Investments in
Securities	$266,972,894	$127,770,035	$138,459,058	$743,801
Other Financial
Instruments:
Futures	($1,636,682)	($1,636,682)	—	—
Forward Foreign Currency
Contracts	$146,397	—	$146,397	—
Written Options	($1,426,350)	($1,426,350)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the fund.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Annual report | Hedged Equity & Income Fund	31

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In September 2013, the Board of Trustees amended the managed distribution plan (the Distribution Plan), increasing the quarterly distribution amount from $0.323 to $0.376 per share, effective with the December 31, 2013 distribution. Under the current Distribution Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share based upon an annualized distribution rate of 8.00% of the fund’s net asset value of $18.80 on August 31, 2013. This amount will be paid quarterly until further notice. Prior to the December 31, 2013 distribution, the fund made quarterly distributions of an amount equal to $0.323 per share, based upon an annualized distribution rate of 7.25% of the fund’s net asset value of $17.82 on July 31, 2012.

Distributions under the Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum

32	Hedged Equity & Income Fund | Annual report

percentage dividend. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays distributions quarterly pursuant to its Distribution Plan described above. The tax character of distributions for the year ended December 31, 2013, the two-month period ended December 31, 2012 and the year ended October 31, 2012 was as follows:

	DECEMBER 31, 2013	DECEMBER 31, 2012	OCTOBER 31, 2012

Ordinary Income	$4,605,482	$728,343	$1,850,217
Long-term Capital Gains	$13,865,075	—	—
Tax Return of Capital	—	$3,723,566	$16,575,845
Total	$18,470,557	$4,451,909	$18,426,062

As of December 31, 2013, the components of distributable earnings on a tax basis consisted of $10,278,254 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, wash sale loss deferrals and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Non-deliverable forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in

Annual report | Hedged Equity & Income Fund	33

the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to the fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund’s investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2013, the fund used futures contracts to manage against anticipated changes in securities markets. During the year ended December 31, 2013, the fund held futures contracts with notional values ranging up to $41.4 million as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

						UNREALIZED
OPEN	NUMBER OF					APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS	NOTIONAL VALUE	(DEPRECIATION)

S&P 500 Index	450	Short	Mar 2014	($39,788,068)	($41,424,750)	($1,636,682)
E-Mini Futures
						($1,636,682)

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses,

34	Hedged Equity & Income Fund | Annual report

equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended December 31, 2013, the fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2013, the fund held forward foreign currency contracts with U.S. dollar notional values ranging up to $8.0 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

CAD	175,000	USD	164,350	Royal Bank of	1-22-2014	$317	—	$317
				Canada
EUR	762,000	USD	1,046,421	Credit Suisse	1-22-2014	1,848	—	1,848
				International
EUR	40,000	USD	55,119	UBS AG	1-22-2014	—	($92)	(92)
EUR	50,000	USD	68,776	Goldman Sachs	3-19-2014	6	—	6
				International
EUR	32,700	USD	45,015	State Street	3-19-2014	—	(32)	(32)
				Bank and Trust
				Company
GBP	580,000	USD	950,921	Credit Suisse	1-22-2014	9,406	—	9,406
				International
USD	344,389	CAD	366,000	State Street	3-19-2014	472	—	472
				Bank and Trust
				Company
USD	158,674	EUR	116,000	Credit Suisse	1-22-2014	—	(905)	(905)
				International
USD	138,959	EUR	101,000	JPMorgan Chase	1-22-2014	16	—	16
				Bank N.A.
USD	590,224	EUR	428,000	National	1-22-2014	1,433	—	1,433
				Australia Bank
				Limited
USD	149,964	EUR	109,000	UBS AG	1-22-2014	15	—	15
USD	1,978,607	EUR	1,436,000	Morgan Stanley	3-19-2014	3,197	—	3,197
				and Co.
				International PLC
USD	24,841	GBP	15,000	UBS AG	1-22-2014	5	—	5
USD	527,234	JPY	51,943,000	BNP Paribas SA	1-10-2014	33,988	—	33,988
USD	31,255	JPY	3,125,000	HSBC Bank USA	1-10-2014	1,580	—	1,580
USD	736,464	JPY	72,542,000	BNP Paribas SA	2-14-2014	47,489	—	47,489
USD	40,194	JPY	4,018,000	HSBC Bank USA	2-14-2014	2,032	—	2,032
USD	711,524	JPY	70,739,000	Bank of America	3-17-2014	39,559	—	39,559
				N.A.
USD	40,201	JPY	4,018,000	HSBC Bank USA	3-17-2014	2,033	—	2,033
USD	199,260	JPY	20,552,000	BNP Paribas SA	3-19-2014	4,030	—	4,030
						$147,426	($1,029)	$146,397

Currency Abbreviation

CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	U.S. Dollar

Annual report | Hedged Equity & Income Fund	35

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended December 31, 2013, the fund used purchased options to hedge against changes in securities markets. During the year ended December 31, 2013, the fund held purchased options with market values ranging up to $11.3 million, as measured at each quarter end. As of December 31, 2013, the fund did not hold purchased options.

During the year ended December 31, 2013, the fund wrote option contracts to manage against anticipated changes in securities markets and generate income. The following table summarizes the fund’s written options activities during the year ended December 31, 2013.

		PREMIUMS
	NUMBER OF	RECEIVED
	CONTRACTS	(PAID)

Outstanding, beginning of period	1,900	$11,204,253
Options written	12,920	20,424,892
Option closed	(14,450)	(31,183,278)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	370	$445,867

36	Hedged Equity & Income Fund | Annual report

The following table summarizes the contracts held at December 31, 2013.

	EXERCISE	EXPIRATION	NUMBER OF
NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
S&P 500 Index	$1,820	Jan 2014	370	$445,867	($1,426,350)
Total			370	$445,867	($1,426,350)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at December 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Receivable/payable for	Futures†	—	($1,636,682)
	futures

Equity contracts	Written options, at value	Written options	—	(1,426,350)

Foreign exchange	Receivable/payable for	Forward foreign	$147,426	(1,029)
contracts	forward foreign currency	currency
	exchange contracts	contracts
Total			$147,426	($3,064,061)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2013:

	STATEMENT OF	INVESTMENTS			FOREIGN
	OPERATIONS	(PURCHASED	WRITTEN	FUTURES	CURRENCY
RISK	LOCATION	OPTIONS)	OPTIONS	CONTRACTS	TRANSACTIONS*	TOTAL

Equity	Net realized	($26,993,859)	$391,091	$633,063	—	($25,969,705)
contracts	gain (loss)

Foreign	Net realized	—	—	—	($65,091)	(65,091)
exchange	gain (loss)
contracts

Total		(26,993,859)	$391,091	$633,063	($65,091)	(26,034,796)

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Annual report | Hedged Equity & Income Fund	37

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2013:

					TRANSLATION
					OF ASSETS
	STATEMENT OF	INVESTMENTS			AND LIABILITIES
	OPERATIONS	(PURCHASED	FUTURES	WRITTEN	IN FOREIGN
RISK	LOCATION	OPTIONS)	CONTRACTS	OPTIONS	CURRENCIES*	TOTAL

Equity	Change in	$11,947,247	($1,636,682)	(9,828,736)	—	$481,829
contracts	unrealized
	appreciation
	(depreciation)

Foreign	Change in	—	—	—	$146,397	$146,397
exchange	unrealized
contracts	appreciation
	(depreciation)
Total		$11,947,247	($1,636,682) ($9,828,736)		$146,397	$628,226

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to 1.00% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company, LLP. The fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2013 amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock funds complex.

38	Hedged Equity & Income Fund | Annual report

Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, pursuant to which the fund was authorized to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2012 and December 31, 2012 (based on common shares outstanding as of December 31, 2011). The fund’s share repurchase plan was renewed on December 12, 2012, pursuant to which the fund was authorized to purchase in the open market, up to 10% of its outstanding common shares between January 1, 2013 and December 31, 2013 (based on common shares outstanding as of December 31, 2012). During the year ended December 31, 2013, the two-month period ended December 31, 2012 and the year ended October 31, 2012, the fund repurchased 0.01%, 1.37% and 4.69%, respectively, of shares outstanding. The weighted average discount per share on these repurchases amounted to 11.09%, 12.25% and 10.66% for the year ended December 31, 2013, the two-month period ended December 31, 2012 and the year ended October 31, 2012, respectively. Shares repurchased and corresponding dollar amounts are included in the Statement of changes in net assets. The anti-dilutive impact of these share repurchases is included on the Financial highlights. On December 18, 2013, the Board renewed the share repurchase plan. As renewed, the fund may purchase in the open market, between January 1, 2014 and December 31, 2014, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2013).

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $352,617,201 and $390,358,795, respectively, for the year ended December 31, 2013.

Annual report | Hedged Equity & Income Fund	39

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Hedged Equity & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Hedged Equity & Income Fund (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2014

40	Hedged Equity & Income Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $13,865,075 in capital gain dividends.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Hedged Equity & Income Fund	41

Additional information

Unaudited

Investment objective and policy

The fund is a diversified, closed-end management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the NYSE. The fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy (the “equity strategy”) and an actively managed option strategy (the “option overlay strategy”) to pursue its investment objective.

Investment Policy Changes

On September 27, 2013, the Board of Trustees of the fund approved the following investment policy changes:

i. Investment policy stating that the fund may invest up to 30% of its total assets in the securities of foreign issuers and foreign-currency securities was revised to provide that the fund may invest in foreign issuers and foreign-currency securities without any limitation. These securities include securities of issuers located in emerging markets and foreign currency forward contracts, the entirety of which may be invested in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

ii. Investment strategy regarding the fund’s use of put option spread transactions was eliminated and replaced with the use of a hedging strategy through increased utilization of futures.

iii. Investment strategy regarding the utilization of call writing was amended to provide that the fund typically will limit the notional exposure of the index call options from 0% to 50% of the value of the fund’s portfolio securities; under the prior investment policy, the fund’s use of index call options typically ranged from 40% to 60% of the value of the portfolio securities, with the ability to write up to 100% of the value of the portfolio.

In addition, the fund’s benchmark was changed from the Russell 3000 Index to the MSCI All Country World Index in order to reflect the increased flexibility to invest in foreign securities.

On December 18, 2013, the Board of Trustees of the fund approved changes to the fund’s investment policies regarding the minimum percentage of the fund’s assets that must be invested in equity and equity-related securities and the maximum percentage of the fund’s assets that may be invested in fixed-income securities. The revised investment policies provide that the fund’s investments in equity and equity-related securities and fixed-income securities will be measured based on the fund’s “net assets plus borrowings for investment purposes,” rather than its “total assets.” In addition, the fund’s investment policy with respect to the maximum percentage of the fund’s assets that may be invested in fixed-income securities will no longer include “cash and cash equivalents”. These investment policy changes are summarized below:

i. Investment policy stating that the “Under normal market conditions, the fund invests at the time of purchase at least 80% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”)), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents.” was amended to state that: “Under normal circumstances, the fund invests at the time of purchase

42	Hedged Equity & Income Fund | Annual report

at least 80% of its net assets (plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents.”

ii. Investment policy stating that “The fund may also invest up to 20% of its total assets in fixed-income securities, fixed-income related instruments, and cash and cash equivalents. These fixed-income securities may include non-investment grade (“high yield” or “junk bond”) instruments.” was replaced with the following investment policy: “The fund may also invest up to 20% of its net assets (plus borrowings for investment purposes) in fixed-income securities and fixed-income related instruments. These fixed-income securities may include non-investment grade (“high yield” or “junk bond”) instruments.”

Risks Related to Investment Policy Changes

Foreign securities risk. The fund may invest in the securities of foreign issuers and foreign currency securities, including foreign currency forward contracts, the entirety of which may be invested in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Funds that invest in securities of companies located in foreign countries or in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the fund’s investments.

Emerging markets. The fund may invest in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed foreign markets. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Annual report | Hedged Equity & Income Fund	43

Futures risk. The fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

High yield debt securities risk. An investment in below investment grade securities involves substantial risk of loss. Below investment grade (high yield) debt securities or comparable unrated securities are commonly referred to as “junk bonds” or “high yield securities” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

Options risk. The use of options involves the exercise of skill and judgment, therefore its success is dependent upon the investment skills and analytical abilities of the subadviser implementing the strategy. When the fund writes a call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. The value of options written by the fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.

Amended and Restated By-laws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By-laws of the fund (the “Amended and Restated By-laws”). The Amended and Restated By-laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the By-laws; (iii) prohibit shareholders from nominating Trustees or proposing other business at a special meeting of shareholders or, except in limited circumstances set forth in the By-laws and Declaration of Trust, from acting by written consent or requiring that the fund call a special meeting of shareholders; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would additionally require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

44	Hedged Equity & Income Fund | Annual report

Dividends and distributions

During the year ended December 31, 2013, distributions from net investment income totaling $0.1716 per share and distributions from net realized gain totaling $1.1734 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS

March 28, 2013	$0.3230
June 28, 2013	$0.3230
September 30, 2013	$0.3230
December 31, 2013	$0.3760
$1.3450

Dividend reinvestment plan

The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions by the fund are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of fund distributions does not relieve participants of any income tax that may be payable on such distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing, or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Annual report | Hedged Equity & Income Fund	45

Shareholders participating in the Plan may withdraw from the Plan and elect to receive distributions in cash at any time by contacting the Plan Agent by telephone, in writing, or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account, or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing, or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a fund distribution, the election will be effective with respect to all distributions paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank, or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank, or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Effective July 1, 2013, the Plan was revised to reflect an updated definition of “market price.” Under the revised Plan, the “market price” is defined as “the last sale price for the fund’s shares in the market on that date as of the close of regular trading on the NYSE, or, if there is no sale in the market on that date or sale prices are not available, then the mean between the closing bid and asked quotations for such shares on such date.” This definition replaces the previous definition, stating that “market price” is “the last sale price for the fund’s shares on the NYSE on that date, or, if there is no sale on the NYSE on that date, then the mean between the closing bid and asked quotations for such shares on the NYSE on such date.”

Effective November 1, 2013, the Plan was revised with respect to mail loss insurance coverage. Prior to that date, when shareholders mailed their certificates to the fund’s administrator, they could request Computershare Trust Company, N.A. to reimburse them for the cost of mail loss insurance coverage on certificates valued at up to $100,000. Effective November 1, 2013, Computershare no longer reimburses this expense.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any distribution by the fund.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

46	Hedged Equity & Income Fund | Annual report

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank, or other nominee for assistance.

Annual report | Hedged Equity & Income Fund	47

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	233

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).
Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2011	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).
Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

48	Hedged Equity & Income Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey, Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).
Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2011	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	233

Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston
College (retired 2013).
Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2011	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Hedged Equity & Income Fund	49

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2011	233

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Craig Bromley, Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).
Trustee, John Hancock retail funds[3],John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2012).

Warren A. Thomson, Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).
Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC, and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and former Trustee (2010–2012), John Hancock retail funds[3], President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

50	Hedged Equity & Income Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Andrew G. Arnott, Born: 1971	2011

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2011

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds[3],
John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2011

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2011

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2007); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions).

Salvatore Schiavone, Born: 1965	2011

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; and Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017.

2 Member of the Audit Committee.

3 “John Hancock retail funds” comprises John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

4 The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Annual report | Hedged Equity & Income Fund	51

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairperson	President
Steven R. Pruchansky,		Subadvisor
Vice Chairperson	Andrew G. Arnott	Wellington Management
Charles L. Bardelis*	Executive Vice President	Company, LLP
Craig Bromley†
Peter S. Burgess*	Thomas M. Kinzler	Custodian
William H. Cunningham	Secretary and Chief Legal Officer	State Street Bank and
Grace K. Fey		Trust Company
Theron S. Hoffman*	Francis V. Knox, Jr.
Deborah C. Jackson	Chief Compliance Officer	Transfer agent
Hassell H. McClellan		Computershare Shareowner
Gregory A. Russo	Charles A. Rizzo	Services, LLC
Warren A. Thomson†	Chief Financial Officer
Legal counsel
*Member of the	Salvatore Schiavone	K&L Gates LLP
Audit Committee	Treasurer
†Non-Independent Trustee		Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HEQ

For shareholder assistance refer to page 47

You can also contact us:
	800-852-0218	Regular mail:
	jhinvestments.com	Computershare
P.O. Box 30170
College Station, TX 77842-3170

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

52	Hedged Equity & Income Fund | Annual report

800-852-0218
800-231-5469 TDD
800-843-0090 EASI-Line
jhinvestments.com

P15A 12/13
MF170907	2/14

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2013, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $36,266 for the year ended December 31, 2013, $25,988 for the fiscal period ended December 31, 2012 (the fiscal year end for the John Hancock Hedged Equity & Income Fund changed from October 31 to December 31) and $37,141 for the fiscal period ended October 31, 2012.

(b) Audit-Related Services

The audit-related fees were $0 for the year ended December 31, 2013, $0 for the fiscal period ended December 31, 2012 and $0 for the fiscal period ended October 31, 2012 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,492 for the year ended December 31, 2013, $0 for the fiscal period ended December 31, 2012 and $3,492 for the fiscal period ended October 31, 2012. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $285 for the year ended December 31, 2013, $0 for the fiscal period ended December 31, 2012 and $419 for the fiscal period ended October 31, 2012 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees consisted mainly of performance of agreed upon procedures required for the initial and secondary public offerings of shares and review of foreign tax withholding rates. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended December 31, 2013, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $5,952,421 for the year ended December 31, 2013, $317,180 for the fiscal period ended December 31, 2012 and $3,659,845 for the fiscal period ended October 31, 2012.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management portfolio managers
Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of February 15, 2014.

Kent M. Stahl, CFA
Senior Vice President and Director of Investments and Risk Management,
Wellington Management Company, LLP since 1998
Joined Fund team since its inception (2011)

Gregg R. Thomas, CFA
Senior Vice President and Director of Risk Management,
Wellington Management Company, LLP since 2002
Joined Fund team since its inception (2011)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2013. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
MANAGER NAME	MANAGER

Kent M. Stahl, CFA	Other Registered Investment Companies: Eight (8) accounts
with total net assets of approximately $26,118 million

Other Pooled Investment Vehicles: Two (2) accounts with
total net assets of approximately $662.1 million

Other Accounts: One (1) account with total assets of
approximately $206.6 million

Gregg R. Thomas,	Other Registered Investment Companies: Eight (8) accounts
CFA	with total net assets of approximately $26,118 million

Other Pooled Investment Vehicles: Two (2) accounts with
total net assets of approximately $662.1 million

Other Accounts: None

The Subadviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2013. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the Prospectus who are primarily responsible for the day-today management of the Fund (the “Investment Professionals”) includes a base salary. The Investment Professionals are not eligible for an incentive payment based on Fund performance. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Stahl and Thomas are partners of the firm.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

Kent M. Stahl, CFA	None

Gregg R. Thomas, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of
			Shares
			Purchased as	Maximum Number of
	Total		Part of Publicly	Shares that May Yet
	Number of Shares	Average Price	Announced	Be Purchased Under
Period	Purchased	per Share	Plans*	the Plans

12-Dec	-	-	-	1,373,317*
13-Jan	-	-	-	1,373,317
13-Feb	-	-	-	1,373,317
13-Mar	-	-	-	1,373,317
13-Apr	-	-	-	1,373,317
13-May	-	-	-	1,373,317
13-Jun	-	-	-	1,373,317
13-Jul	594	$16.985	594	1,372,723
13-Aug	200	$17.200	794	1,372,523
13-Sep	-	-	794	1,372,523
13-Oct	-	-	794	1,372,523
13-Nov	-	-	794	1,372,523
12-Dec	-	-	794	1,372,523
Total	794	$17.059		-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund was authorized to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2012 and December 31, 2012 (based on common shares outstanding as of December 31, 2011). On December 12, 2012, the Board renewed the share repurchase plan. As renewed, the Fund may purchase in the open market, between January 1, 2013 and December 31, 2013, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2012). On December 18, 2013, the Board renewed the share repurchase plan. As renewed, the Fund may purchase in the open market, between January 1, 2014 and December 31, 2014, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2013).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Revisions to the Governance Committee Charter were as follows.

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By-laws of the fund (the “Amended and Restated By-laws”). The Amended and Restated By-laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the Bylaws; (iii) prohibit shareholders from nominating Trustees or proposing other business at a special meeting of shareholders or, except in limited circumstances set forth in the By-laws and

Declaration of Trust, from acting by written consent or requiring that the fund call a special meeting of shareholders; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would additionally require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

(C)(4) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Hugh McHaffie
Hugh McHaffie
President

Date:	February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
Hugh McHaffie
President

Date:	February 19, 2014

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	February 19, 2014